Security Information








Security Purchased


CUSIP
29250RAK2


Issuer
ENBRIDGE ENERGY PARTNERS


Underwriters
Lehman Brothers, Merrill Lynch, Wachovia, BoA,
Citigroup, Credit Suisse, DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
EEP FRN 101/2037


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/24/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Baa3/BB+


Current yield
8.42%


Benchmark vs Spread (basis points)
345 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
61,000
 $                     60,891
0.02%



DWS Core Plus Income Fund
New York
177,000
 $                   176,685
0.04%



Total

238,000
 $                   237,576
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
00130HBF1


Issuer
AES CORP


Underwriters
Credit Suisse, DBSI, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
AES 8% 10/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/9/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
B1/B


Current yield
8.00%


Benchmark vs Spread (basis points)
334 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Core Plus Income Fund
New York
235,000
 $                   235,000
0.02%



DWS Bond VIP
New York
80,000
 $                     80,000
0.01%



Total

315,000
 $                   315,000
0.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
11102AAB70


Issuer
BRITISH TELECOM PLC


Underwriters
Barclays, Citigroup, DBSI, RBS Greenwich
Capital, ABN Amro, HSBC, Mitsubishi UFJ,
Mizuho Securities


Years of continuous operation, including predecessors
> 3 years


Security
BRITEL 5.15% 1/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/5/2007


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.79


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB+


Current yield
5.16%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
600,000
 $                   598,740
0.10%



DWS Core Fixed Income Fund
New York
4,300,000
 $                 4,290,970
0.72%



DWS Core Plus Income Fund
New York
1,700,000
 $                 1,696,430
0.28%



DWS LifeCycle Long Range Fund
New York
700,000
 $                   698,530
0.12%



Total

7,300,000
 $                 7,284,670
1.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.